                                                                   EXHIBIT 99.02


PRO FORMA FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information has been prepared to give effect to the acquisition of the assets of the Blaze business unit ("Blaze") from Brokat Technologies, Inc. on August 15, 2001 as well as the following: i) the acquisition of Systems/Link Corporation ("Systems/Link") that occurred on September 8, 2000 and ii) the distribution of all of our shares of Retek Inc. ("Retek") to our stockholders on September 29, 2000. The pro forma condensed consolidated financial information is based on the following:

        1. Our unaudited historical consolidated financial statements as of June 30, 2001 and for the six months then ended;

        2. Blaze's unaudited historical consolidated financial statements as of June 30, 2001 and for the six months then ended;

        3. Our audited historical consolidated financial statements for the year ended December 31, 2000;

        4. Blaze's historical consolidated financial statements for the year ended December 31, 2000, derived from Blaze's audited historical consolidated financial statements for the nine months ended December 31, 2000 and Blaze's unaudited historical consolidated financial statements for the three months ended March 31, 2000;

        5. Systems/Link's unaudited historical financial statements for the period from January 1, 2000 through September 8, 2000;

        6. Retek's unaudited historical consolidated financial statements for the period from January 1, 2000 through September 29, 2000; and

        7.  Pro forma adjustments as described in the accompanying notes.


The pro forma condensed consolidated balance sheet at June 30, 2001 gives effect to the acquisition of Blaze as if it occurred as of June 30, 2001. The pro forma condensed consolidated statement of operations for the six months ended June 30, 2001 gives effect to the acquisition of Blaze as if it occurred as of January 1, 2001. The pro forma condensed consolidated statement of operations for the year ended December 31, 2000 gives effect to the acquisitions of Blaze and Systems/Link and the distribution of Retek as if they each occurred as of January 1, 2000.

The related adjustments are described in the accompanying notes. The unaudited pro forma condensed consolidated financial information is based upon available information and certain assumptions set forth in the notes to the unaudited pro forma condensed consolidated financial information, which have been made solely for purposes of developing such unaudited pro forma financial information. The unaudited pro forma condensed consolidated financial information does not purport to represent what our results of operations or financial condition would have been had the acquisitions of Blaze and Systems/Link or the distribution of our shares of Retek occurred as of the pro forma dates specified above, or to project our results of operations or financial condition for any future period or date.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with our historical financial statements and notes, Retek's historical financial statements and notes, and the historical financial statements of Blaze and notes thereto, the latter of which are included herein.

                               HNC SOFTWARE INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 2001
                                 (IN THOUSANDS)


                                                                                                    PRO FORMA
                                                          HNC                      PRO FORMA       CONSOLIDATED
                                                      AS REPORTED      BLAZE      ADJUSTMENTS          HNC
                                                      -----------   -----------   -----------      ------------
ASSETS
Current assets:
  Cash and cash equivalents                            $  51,496     $      --     $ (16,500)(a)    $  32,996
                                                                                      (2,000)(b)
  Marketable securities available for sale-debt           53,090            --            --           53,090
  Trade accounts receivable, net                          47,148         3,750            --           50,898
  Current portion of deferred income taxes                16,900            --            --           16,900
  Other current assets                                     6,455           961            --            7,416
                                                       ---------     ---------     ---------        ---------
         Total current assets                            175,089         4,711       (18,500)         161,300
Marketable securities available for sale-debt             65,028            --            --           65,028
Equity investments                                        14,112            --            --           14,112
Property and equipment, net                               20,366         1,996            --           22,362
Goodwill, net                                             84,202            --        11,882(c)        96,084
Intangible assets, net                                    40,398            --        12,142(c)        52,540
Deferred income taxes, less current portion               34,579            --           200(f)        34,779
Other assets                                                 883         1,184         2,000(b)         4,067
                                                       ---------     ---------     ---------        ---------
         Total assets                                  $ 434,657     $   7,891     $   7,724        $ 450,272
                                                       =========     =========     =========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

  Accounts payable and accrued liabilities             $  24,175     $   8,057     $   3,251(d)     $  35,483
  Deferred revenue                                         7,655         2,766            --           10,421
                                                       ---------     ---------     ---------        ---------
         Total current liabilities                        31,830        10,823         3,251           45,904

Non-current liabilities                                      430            28         2,000(b)         2,458
                                                       ---------     ---------     ---------        ---------

         Total liabilities                                32,260        10,851         5,251           48,362
                                                       ---------     ---------     ---------        ---------

Contingencies

Stockholders' equity:
  Preferred stock                                             --            --            --               --
  Common stock                                                35            --            --               35
  Common stock in treasury                                (3,251)           --            --           (3,251)
  Paid-in capital                                        532,747            --            --          532,747
  Accumulated deficit                                   (126,155)       (2,452)        2,452(e)      (126,642)
                                                                                        (487)(f)
  Notes receivable from stockholders                        (405)           --            --             (405)
  Unearned stock-based compensation                         (442)           --            --             (442)
  Accumulated other comprehensive loss                      (132)         (508)          508(e)          (132)
                                                       ---------     ---------     ---------        ---------
         Total stockholders' equity                      402,397        (2,960)        2,473          401,910
                                                       ---------     ---------     ---------        ---------
         Total liabilities and stockholders' equity    $ 434,657     $   7,891     $   7,724        $ 450,272
                                                       =========     =========     =========        =========


            See accompanying notes to unaudited pro forma condensed
                      consolidated financial information.

                               HNC SOFTWARE INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                                                PRO FORMA
                                                                HNC                          PRO FORMA         CONSOLIDATED
                                                            AS REPORTED        BLAZE        ADJUSTMENTS            HNC
                                                            -----------      ---------      -----------        ------------
Total Revenues                                               $ 112,992       $  15,097       $      --          $ 128,089
                                                             ---------       ---------       ---------          ---------

Operating expenses:
  Cost of revenues                                              43,978           6,917              --             50,895
  Research and development                                      22,318           6,219              --             28,537
  Sales and marketing                                           20,832          13,948              --             34,780
  General and administrative                                    15,733           5,816              --             21,549
  Transaction-related amortization and costs                    27,579         443,754        (443,754)(g)         29,288
                                                                                                 1,709 (h)
  Restructuring charge                                           2,960           1,393              --              4,353
                                                             ---------       ---------       ---------          ---------
     Total operating expenses                                  133,400         478,047        (442,045)           169,402

Operating loss                                                 (20,408)       (462,950)        442,045            (41,313)

Other income (expense):
  Interest expense                                                (167)             (1)             --               (168)
  Other income (expense), net                                    3,509             (27)             --              3,482
                                                             ---------       ---------       ---------          ---------

     Loss before income taxes                                  (17,066)       (462,978)        442,045            (37,999)

Income tax provision (benefit)                                   4,880              --            (701)(i)          4,179
                                                             ---------       ---------       ---------          ---------

Net loss                                                     $ (21,946)      $(462,978)      $ 442,746          $ (42,178)
                                                             =========       =========       =========          =========

Earnings per share:
  Basic and diluted net loss per common share                $   (0.65)                                         $   (1.25)
                                                             =========                                          =========

Shares used in computing basic and diluted net loss per
  common share                                                  33,830                                             33,830
                                                             =========                                          =========

             See accompanying notes to unaudited pro forma condensed
                      consolidated financial information.

                               HNC SOFTWARE INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                              HNC                      SYSTEMS/LINK
                                                               HNC        DISTRIBUTION     EXCLUDING                    PRO FORMA
                                                           AS REPORTED      OF RETEK         RETEK      SYSTEMS/LINK   ADJUSTMENTS
                                                           -----------    ------------     ---------    ------------   ------------
Total Revenues                                              $ 254,884     $ (59,915)(j)    $ 194,969     $   9,877      $     --
                                                            ---------     ---------        ---------     ---------      --------
Operating expenses:
  Cost of revenues                                            133,382       (36,101)(j)       97,281         2,873            19(k)
  Research and development                                     75,490       (30,121)(j)       45,369         3,910            88(k)
  Sales and marketing                                          89,925       (30,053)(j)       59,872         2,423            19(k)
  General and administrative                                   53,321        (8,466)(j)       44,855         3,286            68(k)
  Transaction-related amortization and costs                   43,734        (5,440)(j)       38,294            --         9,612(l)

  In-process research and development                           7,601        (4,000)(j)        3,601            --            --
  Other                                                         1,172            --            1,172            --            --
                                                            ---------     ---------        ---------     ---------     ---------
     Total operating expenses                                 404,625      (114,181)         290,444        12,492         9,806

Operating income (loss)                                      (149,741)       54,266          (95,475)       (2,615)       (9,806)

Other income (expense):
  Interest expense                                             (4,231)           --           (4,231)         (181)           --
  Other income (expense), net                                   9,546        (1,643)(j)        7,903            --            --
  Expense related to debt conversion                          (12,676)           --          (12,676)           --            --
  Minority interest in losses (income) of
    consolidated subsidiary                                     7,582        (7,582)(j)           --            --            --
                                                            ---------     ---------        ---------     ---------     ---------
Income (loss) from continuing operations before
    income taxes                                             (149,520)       45,041         (104,479)       (2,796)       (9,806)

Income tax provision (benefit)                                (33,102)       16,488(j)       (16,614)           25        (3,941)(m)
                                                            ---------     ---------        ---------     ---------     ---------
Income (loss) from continuing operations                    $(116,418)    $  28,553        $ (87,865)    $  (2,821)    $  (5,865)
                                                            =========     =========        =========     =========     =========

Earnings per share:
  Basic and diluted net loss per common share
      from continuing operations                            $   (4.08)                     $   (3.08)
                                                            =========                      =========

Shares used in computing basic and diluted net loss per
   common share from continuing operations                     28,529                         28,529
                                                            =========                      =========

                                                                              BLAZE          PRO FORMA
                                                                             PRO FORMA      CONSOLIDATED
                                                             BLAZE          ADJUSTMENTS         HNC
                                                           ---------        -----------     ------------
Total Revenues                                             $  31,913        $      --       $  236,759
                                                           ---------        ---------       ----------
Operating expenses:
  Cost of revenues                                            16,671               --          116,844
  Research and development                                    12,762               --           62,129
  Sales and marketing                                         34,775               --           97,089
  General and administrative                                  17,536               --           65,745
  Transaction-related amortization and costs                  25,429          (25,429)(n)       51,324
                                                                                3,418(o)
  In-process research and development                             --               --            3,601
  Other                                                           --               --            1,172
                                                           ---------        ---------        ---------
     Total operating expenses                                107,173          (22,011)         397,904

Operating income (loss)                                      (75,260)          22,011         (161,145)

Other income (expense):
  Interest expense                                              (257)              --           (4,669)
  Other income (expense), net                                  2,385               --           10,288
  Expense related to debt conversion                              --               --          (12,676)
  Minority interest in losses (income) of
    consolidated subsidiary                                       --               --               --
                                                           ---------        ---------        ---------
Income (loss) from continuing operations before
    income taxes                                             (73,132)          22,011         (168,202)

Income tax provision (benefit)                                    66           (1,401)(p)      (21,865)
                                                           ---------        ---------        ---------
Income (loss) from continuing operations                   $ (73,198)       $  23,412        $(146,337)
                                                           =========        =========        =========

Earnings per share:
  Basic and diluted net loss per common share
      from continuing operations                                                             $   (5.13)
                                                                                             =========
Shares used in computing basic and diluted net loss per
   common share from continuing operations                                                      28,529
                                                                                             =========

            See accompanying notes to unaudited pro forma condensed
                       consolidated financial information.

                               HNC SOFTWARE INC.
 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION (IN
                       THOUSANDS, EXCEPT PER SHARE DATA)


NOTE 1 -- BASIS OF PRESENTATION

During the year ended December 31, 2000, HNC completed two significant transactions: i) the acquisition of Systems/Link on September 8, 2000; and ii) the distribution of all of our shares of Retek Inc. to our stockholders on September 29, 2000.

On August 15, 2001, we acquired the assets of the Blaze business unit from Brokat Technologies, Inc. in exchange for approximately $16,500 in cash. We applied the purchase method of accounting for the acquisition of Blaze, which resulted in a purchase price of $21,751. The purchase price included $2,000 in restricted cash held back to secure potential future indemnification rights, $1,500 in assumed severance obligations and approximately $1,751 of acquisition costs, each of which we accrued. The preliminary allocation of the purchase price using balances at August 15, 2001 is summarized below:

                Goodwill                               $  9,142
                Software development costs               10,247
                In-process research and development         487
                Other identified intangible assets        1,895
                Net liabilities assumed                     (20)
                                                       --------
                Total purchase price                   $ 21,751
                                                       ========

The purchase price including consideration paid and liabilities assumed was allocated among the assets acquired based on the fair values of all assets acquired, including purchased in-process research and development with the residual purchase price assigned to goodwill. We are awaiting further information regarding receivables acquired in a foreign jurisdiction and expect to finalize our preliminary allocation by December 31, 2001. The fair values of the intangible assets and purchased in-process research and development were determined through an independent appraisal. The amount allocated to in-process research and development represents the purchased in-process research and development for projects that, as of the date of the acquisition, had not yet reached technological feasibility and had no alternative future use. The value of these projects was determined by estimating the resulting net cash flows from the sale of the products from completion of the projects, reduced by the portion of revenue attributable to developed technology and the percentage completion of the project. The resulting cash flows were then discounted back to their present value at appropriate discount rates. The amounts allocated to in-process research and development were charged to our statement of operations in the third quarter of 2001.

NOTE 2 -- NEW ACCOUNTING PRONOUNCEMENTS


In July 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141") and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"). FAS 141 requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method. Under FAS 142, goodwill and intangible assets with indefinite lives are no longer amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Separable intangible assets that are not deemed to have indefinite lives will continue to be amortized over their useful lives (but with no maximum life). The amortization provisions of FAS 142 apply immediately to goodwill and intangible assets acquired after June 30, 2001. With respect to goodwill and intangible assets acquired prior to July 1, 2001, HNC is required to adopt FAS 142 effective January 1, 2002. We are currently evaluating the effect that adoption of the provisions of FAS 142 will have on our consolidated financial position, results of operations or disclosures in future periods. The historical financial statements contained herein do not reflect the provisions of FAS 142; however, FAS 142 has been applied to the Blaze transaction.

On October 3, 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 supercedes Statement of Financial Accounting Standard No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." FAS 144 applies to all long-lived assets (including discontinued operations) and consequently amends Accounting Principles Board Opinion No. 30, "Reporting Results of Operations--Reporting the Effects of Disposal of a Segment of a Business." FAS 144 develops one accounting model for long-lived assets that are to be disposed of by sale. FAS 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. Additionally, FAS 144 expands the scope of discontinued operations to include all components of an entity with operations that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. HNC is required to adopt FAS 144 effective January 1, 2002.

NOTE 3 -- PRO FORMA ADJUSTMENTS

    (a) Reflects cash we paid to Brokat Technologies, Inc. as of the acquisition date.

    (b) Reflects the reclassification to a restricted designation of the $2,000 portion of the cash purchase price held back to secure potential future indemnification rights, and the establishment of a corresponding liability.

    (c) Reflects the recording of goodwill and other intangible assets resulting from the acquisition of Blaze based on the purchase price allocation described in Note 1.

    (d) Reflects accrued liabilities related to assumed severance obligations along with transaction costs incurred by HNC.

    (e)  Reflects the elimination of Blaze's equity accounts.

    (f) Reflects the amount allocated to in-process research and development based on the purchase price allocation described in Note 1, and resultant deferred tax asset established.

    (g) Reflects the elimination of Blaze's historical amortization and impairment of goodwill and intangible assets.

    (h) Reflects the amortization of identifiable intangible assets resulting from the Blaze acquisition over their estimated useful lives of two to four years, as if the acquisition had occurred on January 1, 2001.

    (i) Reflects the estimated tax benefit resulting from the amortization of the intangible assets recorded as part of the Blaze acquisition, as if it had occurred on January 1, 2001.

    (j) Reflects the reported results of operations of Retek Inc. as if our distribution of Retek Inc. common stock to our stockholders occurred as of January 1, 2000.

    (k) Reflects amortization of unearned stock-based compensation recorded in connection with the acquisition of Systems/Link, as if the acquisition had occurred on January 1, 2000.

    (l) Reflects the amortization of goodwill and other identifiable intangible assets resulting from the Systems/Link acquisition over their estimated useful lives of three to four years, as if the acquisition had occurred on January 1, 2000.

    (m) Reflects the estimated tax benefit resulting from the amortization of the intangible assets recorded as part of the Systems/Link acquisition, as if it had occurred on January 1, 2000.

    (n) Reflects the elimination of Blaze's historical amortization of goodwill and intangible assets.

    (o) Reflects the amortization of identifiable intangible assets resulting from the Blaze acquisition over their estimated useful lives of two to four years, as if the acquisition had occurred on January 1, 2000.

    (p) Reflects the estimated tax benefit resulting from the amortization of the intangible assets recorded as part of the Blaze acquisition, as if it had occurred on January 1, 2000.